UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 0R 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 22, 2012

Shrink Nanotechnologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-52860	20-2197964
(Commission File Number)	(IRS Employer Identification No.)

7020 Belcrest Drive, Plano, TX	75024
(Address of Principal Executive Offices)	(Zip Code)

(972) 342-0982
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      .

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant.

On May 22, 2012, the Peterson Sullivan LLP, the Company’s independent registered public accounting firm, resigned.  The report of Peterson Sullivan LLP on the Company’s financial statements as of and for the year ended December 31, 2011 dated May 15, 2012, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to any uncertainty, audit scope or accounting principle except that there was an explanatory paragraph describing conditions that raised substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years, and the subsequent interim period preceding the resignation on May 22, 2012, there were no disagreements between the Company and Peterson Sullivan LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Peterson Sullivan LLP, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports.

The Company has provided Peterson Sullivan LLP with a copy of the foregoing disclosure, and requested that Peterson Sullivan LLP furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure.  A copy of the letter from Peterson Sullivan LLP addressed to the Securities and Exchange Commission dated May 29, 2012 is filed as an Exhibit 16.1 to this Form 8-K.

On May 25, 2012, the Company engaged Drake & Klein CPAs as its independent registered public accounting firm to audit the Company’s consolidated financial statements.  The Company did not, during its two most recent fiscal years or in any subsequent interim period prior to engaging that registered public accounting firm, consult with Drake & Klein CPAs regarding:

(i)

the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements whereby a written report was provided to the Company or oral advice was provided that Drake & Klein CPAs concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)	any matter that was either the subject of a disagreement or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 29, 2012

SHRINK NANOTECHNOLOGIES, INC.

By: /s/ Darren Miles

Darren Miles

Chief Executive Officer

Item 9.01(d) Exhibits

Exhibit No.

Description

16.1

Letter from Peterson Sullivan LLP, dated May 29, 2012